SCHEDULE 14A

                          SCHEDULE 14A INFORMATION

                 PROXY STATEMENT PURSUANT TO SECTION 14(A)
                   OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [ ]

Filed by a Party other than the Registrant [X]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, For Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[X] Soliciting Material Pursuant to Section 240.14a-12


                        WILLAMETTE INDUSTRIES, INC.
                        ---------------------------

              (Name of Registrant as Specified in its Charter)
                        ---------------------------

                            WEYERHAEUSER COMPANY

  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
(1) Title  of each  class of  securities  to which  transaction applies:
(2) Aggregate  number of  securities  to which  transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4) Proposed maximum aggregate value of transactions:
(5) Total fee paid:

----------
[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    (1) Amount Previously Paid:
    (2) Form, Schedule or Registration Statement No.:
    (3) Filing Party:
    (4) Date Filed:

EXPLANATORY NOTE

     Originally filed on November 13, 2000. Refiled for EDGAR indexing purposes only.

[Weyerhaeuser Company logo]


          Creating the Premier Forest
          Products Company
                                                          [Image of Conifer]









November 2000

Forward Looking Statements

          These slides include "forward-looking statements" that express expectations of future events on results. All statements based on future expectations rather than on historical facts are forward-looking statements that involve a number of risks and uncertainties, and the Weyerhaeuser Company ("Weyerhaeuser") cannot give assurance that such statements will prove to be correct.





                                                 [Weyerhaeuser Company logo]

        Proposal Overview

        o  $48 per share in cash

        o 38% premium to Willamette share price and 60% premium to 60-day average (1)

        o Aggregate pro forma transaction value is $7.0 billion, including $1.7 billion of assumed debt

        o Merger expected to be accretive to cash flow, earnings per share and shareholder value

        o  Combination expected to generate $300MM of annual synergies

        o  Expect to retain investment grade credit rating

        o  Purchase accounting

        o Weyerhaeuser has received financing commitments necessary to complete transaction



        Note: (1) As of November 10, 2000.



                                                 [Weyerhaeuser Company logo]

        Strategic Rationale

     o Willamette is a unique fit with Weyerhaeuser's core product portfolio

          o    Strengthens Weyerhaeuser's strong containerboard position

          o    Creates efficient scale in uncoated freesheet system

          o Enhances Weyerhaeuser's position in traditional and engineered wood products

          o    High quality, well located timberlands

     o Creates opportunity to rationalize assets and lower costs in our Pulp, Paper & Packaging and Wood Products businesses

     o    Complementary management strengths and cultures




                                                 [Weyerhaeuser Company logo]

        o  Accretive in Year 1

        o  Significant cost savings and synergies expected

           o  Operating costs

           o  Capital expenditures

        o Combined business has better prospects than either company on a stand-alone basis


        Creates the premier forest products company



                                                 [Weyerhaeuser Company logo]

        Consistent with Strategic Vision

               Positions Weyerhaeuser to be the best forest
                       products company in the world

        o  Create shareholder value

            o  Growth through disciplined acquisitions

            o  Strengthen core businesses

            o Drive manufacturing and support services efficiencies to higher levels

            o Allocate capital more effectively

        o  Willamette fits all of these criteria



                                                 [Weyerhaeuser Company logo]

        Consistent with Financial Strategy

        o  Strongly accretive

           o Cash flow and earnings per share

        o  Accelerates long-term earnings growth

        o  Efficient and effective use of capital

        o  Capital expenditure discipline

        o Maintains sound capital structure and investment grade credit ratings



                                                 [Weyerhaeuser Company logo]

        Ability to Deliver

        o  Disciplined approach to acquisitions

           o Growth and focus in core businesses

        o  Successful record of acquiring and integrating

           o MacMillan Bloedel

           o Trus Joist International

           o Dryden Mill

        o  Proven management track record of capturing synergies



                                                 [Weyerhaeuser Company logo]

        Synergies

        o  $300MM of synergies achievable within 3 years (1)

           o 40% by year 1

           o 80% by year 2

           o 100% by year 3

        o  In line with precedent transactions





        Note: (1) Based on industry and public information.



                                                 [Weyerhaeuser Company logo]

        Pro Forma Overview



(Dollars in millions)

                                                                                Weyerhaeuser +
2000E Statistics (1)            Weyerhaeuser            Willamette               Willamette
--------------------            ------------            ----------              --------------

Revenues                        $15,492                  $4,479                   $19,971

EBITDA                            2,583                     971                     3,854 (2)

Capital Expenditures                750                     400                     1,150

DD&A                                797                     310                     1,107

Deferred Taxes                      140                      95                       235



       Notes: (1) Weyerhaeuser and Willamette 2000E operating numbers based on Morgan Stanley Dean Witter equity research.
              (2) Pro Forma 2000E EBITDA includes $300 MM of synergies for illustrative purposes. $300MM in annual synergies expected to be achieved by 2003.


                                                 [Weyerhaeuser Company logo]

        Weyerhaeuser                                      Willamette
        ------------                                      ----------

           [Pie Chart]                                    [Pie Chart]

        Timberlands/Wood Products 53%                   Timberlands/
                                                        Wood Products 31%
        Real Estate 8%
                                                        Pulp, Paper
                                                        & Packaging 69%
        Pulp, Paper
        & Packaging 39%


2000E Total Sales: $15.5Bn                           2000E Total Sales: $4.5Bn


                                 Combined
                                 --------

                                [Pie Chart]

                                Timberlands/Wood Products 48%

                                Real Estate 6%

                                Pulp, Paper
                                & Packaging 46%

                        2000E Total Sales: $20.0Bn

        Source:  Morgan Stanley Dean Witter equity research estimates


                                                 [Weyerhaeuser Company logo]

Pro Forma Credit Profile (1)



(Dollars in millions)


                                                         Pro Forma
                                    Weyerhaeuser     Weyerhaeuser/Willamette (2)
                                    ------------     -----------------------
Total Debt                            $4,932                 $12,061

Cash                                    $73                    $89

Total Book Equity                     $6,463                  $6,463

EBITDA/Interest                        8.8x                    3.8x

Total Debt/EBITDA                      2.1x                    3.3x

Debt/Total Capitalization (3)         36.4%                    56.9%

FFO/Total Debt                        32.7%                    17.6%

Credit Rating                         A3/A


    Retains sound capital structure and investment grade credit rating

        Notes: (1) Excludes WRECO statistics. Based on 2000E Morgan Stanley
                   Dean Witter equity research estimates.
               (2) Includes $300MM of synergies.
               (3) Total Capitalization is defined as book equity + debt +
                   deferred taxes - cash.


                                                 [Weyerhaeuser Company logo]

        Overview by Grade Pro Forma Capacity
        Pulp, Paper & Packaging

        Weyerhaeuser                                      Willamette
        ------------                                      ----------

           [Pie Chart]                                    [Pie Chart]

        Containerboard 48%                             Containerboard/54%

        Uncoated                                       Uncoated
        Freesheet 15%                                  Freesheet 42%

        Market  Pulp 28%                               Market Pulp 4%

        Other 9%

        Total: 9.0MM STPY                              Total: 3.4MM STPY


                                 Combined
                                 --------

                                [Pie Chart]

                             Containerboard 49%

                             Uncoated Freesheet 23%

                             Market Pulp 21%

                             Other 7%

                             Total: 12.4MM STPY

  Source: Miller Freeman 1999 adjusted for announced changes to capacity.


                                                 [Weyerhaeuser Company logo]

Complementary Assets - U.S. Pulp and Papermaking






              [Maps of the United States, Canada and Mexico indicating
               locations of Weyerhaeuser and Willamette pulp and papermaking facilities]






Source: Miller Freeman 1999, Company Data



                                                 [Weyerhaeuser Company logo]

                   Complementary Assets - Wood Products




              [Maps of the United States, Canada, Ireland, France, Mexico,
               Australia and New Zealand indicating location of Weyerhaeuser and Willamette wood products facilities]



Source: Company Data



                                                 [Weyerhaeuser Company logo]

             Complementary Assets - Timberlands Ownership (1)


(Acres in thousands)


   Western Coastal                          Canadian (2)
     Timberlands                       -----------------------------
   ---------------                     Weyerhaeuser (cutting rights) 33,500
Weyerhaeuser    1,960                  Weyerhaeuser (owned)             663
Willamette        610




              [Maps of the United States, Canada, Australia, New Zealand and
               Uruguay indicating location of Weyerhaeuser and Willamette timberlands]




Weyerhaeuser - International (3)
----------------------------           Southern Timberlands
New Zealand (leased)   151             --------------------
New Zealand (owned)     42             Weyerhaeuser (owned)  3,290
Australia               63             Weyerhaeuser (leased) 490
Uruguay                237             Willamette            1,118


Notes: (1) Does not include controlled acreage.
       (2) Forests in Canada are publicly owned and administered by provincial governments. Weyerhaeuser Canada holds renewable, long term licenses on 32.8MM acres in five provinces and owns 663,000 acres in British Columbia.
       (3) Joint venture ownership.                       Source: Company Data



                                                 [Weyerhaeuser Company logo]

Enhanced Industry Position

Top Global Containerboard & Kraft Producers               Top Global Uncoated Freesheet Producers
Rank    Company                        Capacity            Rank     Company                       Capacity
----    -------                        --------            ----     -------                       --------
                                       (MSTPY)                                                    (MSTPY)
 1      Smurfit-Stone Container          7,770               1      International Paper (2)        5,504
 2      International Paper (1)          6,126               2      Weyerhaeuser + Willamette      2,799
 3      Weyerhaeuser + Willamette        6,100               3      Asia Pulp & Paper              2,724
(3)     Weyerhaeuser                     4,270               4      Georgia-Pacific + Fort James   2,715
 4      Georgia-Pacific + Fort James     3,946               5      Nippon + Daishowa              2,542
 5      Jefferson Smurfit                3,188              (9)     Willamette                     1,415
(12)    Willamette                       1,830             (10)     Weyerhaeuser                   1,384


Rank    Company                        Capacity            Rank     Company                       Capacity
----    -------                        --------            ----     -------                       --------
                                       (M Acres)                                                  (MMSqFt, 3/8")
 1      International Paper             14,023               1      Georgia-Pacific + Fort James   7,642
 2      Weyerhaeuser + Willamette        7,731               2      Louisiana Pacific              6,555
 3      Plum Creek + The Timber Company  7,555               3      Weyerhaeuser + Willamette(3)   6,380
(3)     Weyerhaeuser                     6,003              (3)     Weyerhaeuser                   4,736
 4      Canfor                           4,370               4      International Paper            3,165
 5      Rayonier                         3,232               5      Boise Cascade                  1,955
(11)    Willamette                       1,730              (7)     Willamette (3)                 1,644


Notes: (1) Excludes 230,000 tons slated for closure as announced on
           October 19, 2000.
       (2) Excludes 820,000 tons slated for closure as announced on October 19, 2000.
       (3) Excludes Dallas, Oregon (closed) and Ruston, Texas plywood mills (in the process of closing)

                                   Sources: Miller Freeman 1999, public data



                                                 [Weyerhaeuser Company logo]

        Weyerhaeuser's Commitment to Transaction

        o  Committed to completing value-enhancing transaction
        o Weyerhaeuser has received financing commitments necessary to complete transaction
        o  Confident of obtaining regulatory approvals
        o Confident that proposal to Willamette represents a compelling opportunity





                                                 [Weyerhaeuser Company logo]

        Longstanding Interest in Willamette

        o  August 11, 1998      Weyerhaeuser sends letter to Willamette
                                Board of Directors offering to merge in a stock-for-stock transaction

        o  August 20, 1998      Willamette Board rejects offer

                 *    *    *    *    *    *    *   *    *    *   *   *   *

        o  August 2, 2000       Weyerhaeuser Chairman calls Willamette Chairman
                                to reaffirm interest in Willamette

        o  August 28, 2000      Weyerhaeuser meets with Willamette, proposing
                                to acquire Willamette in a part stock, part cash transaction

        o  September 8, 2000    Willamette Board rejects offer

        o  November 6, 2000     Weyerhaeuser proposes to acquire Willamette
                                for $48 per share in cash

        o  November 9, 2000     Willamette Board fails to act on proposal

        o  November 13, 2000    Weyerhaeuser publicly announces proposal


                                                 [Weyerhaeuser Company logo]

        Creating the Premier Forest Products Company

                                                     Weyerhaeuser / Willamette
                                                            Combination
                                                     -------------------------

        o  Value for shareholders of both companies             |X|

        o  Accretive to cash flow, earnings per share
           and shareholder value                                |X|

        o  $300MM in annual synergies                           |X|

        o  Track record of performance                          |X|

        o  Enhanced manufacturing scale and product position    |X|

        o  Strengthens capital management discipline            |X|

        o  Expect to retain investment grade credit rating      |X|

        o  Sustainable forestry management                      |X|

        o  Complementary management and cultures                |X|


                                                 [Weyerhaeuser Company logo]

                        [Weyerhaeuser Company logo]



                          The future is growing...




[Weyerhaeuser Company logo]

Investors and security holders are urged to read the disclosure documents regarding the proposed business combination transaction referenced in the foregoing information, when they become available, because they will contain important information. The disclosure documents will be filed with the Securities and Exchange Commission by Weyerhaeuser. Investors and security holders may obtain a free copy of the disclosure documents (when they are available) and other documents filed by Weyerhaeuser with the Commission at the Commission's website at www.sec.gov. The disclosure documents and these other documents may also be obtained for free from Weyerhaeuser by directing a request to Kathryn McAuley at (253) 924-2058.

Detailed information regarding the names of the directors and executive officers of Weyerhaeuser and their interests in the proposed transaction is available in a filing made by Weyerhaeuser with the Commission pursuant to Rule 14a-12 on November 13, 2000.


                                                 [Weyerhaeuser Company logo]